A Truly Global Marketplace

May 22, 2006

Legal Disclaimer

Cautionary Note Regarding Forward-Looking Statements

Information set forth in this filing contains forward-looking statements, which involve a number of risks and uncertainties.  NYSE Group, Inc. (“NYSE Group”) cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving NYSE Group and Euronext, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Additional risks and factors are identified in NYSE Group’s filings with the U.S. Securities Exchange Commission (the “SEC”), including its Report on Form 10-K for the fiscal year ending December 31, 2005 which is available on NYSE Group’s website at http://www.nyse.com and the SEC’s website at SEC's Web site at www.sec.gov. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Not an Offer

This communication is for information purposes only and does not constitute an offer to exchange or purchase any Euronext shares.  Any such offer may be made only pursuant to official offer documents approved by the appropriate regulators.

Additional Information About this Transaction

In connection with the proposed business combination transaction, NYSE Group expects that a newly formed holding company will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of NYSE Group that also constitutes a prospectus of the newly formed holding company.  NYSE
Group will mail the proxy statement/prospectus to its stockholders and the prospectus will be mailed to
Euronext shareholders.

Legal Disclaimer (continued)

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY
STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION
TRANSACTION IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT
INFORMATION.

You may obtain a free copy of the proxy statement/prospectus (if and when available) and other related documents filed by NYSE Group and the newly formed holding company with the SEC at the SEC's Web site at www.sec.gov.  The proxy statement/prospectus (if and when it becomes available) and the other documents may also be obtained for free by accessing NYSE Group’s Web site at http://www.nyse.com.

NYSE Group and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Group stockholders in respect of the proposed business combination transaction.  You can find information about NYSE Group's executive officers and directors in NYSE Group's definitive proxy statement filed with the SEC on April 11, 2006.  You can obtain free copies of these documents and of the proxy statement prospectus (when it becomes available) from NYSE Group by contacting its investor relations department.

Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S.
Securities Act of 1933, as amended.

NYSE Euronext: A Truly Global Marketplace

Creates a truly global marketplace with the world’s largest pool of liquidity encompassing seven exchanges in six countries

Combines largest US cash equities market with broadest and most diversified
European exchanges group

Diversifies revenue by geography and product

Solidifies positioning as the world’s leading listings platform

More of Europe’s 100 largest listed companies by market capitalization list on Euronext than any other European exchange

Advances shared strategic objectives of geographic expansion and continued
product diversification

Provides opportunities for significant revenue synergies and technology cost savings of over $375mm on a run-rate basis, phased in over three years

Establishes entity with a $21bn combined market capitalization in a transaction that creates considerable earnings per share accretion, and substantial value creation for the respective shareholders of NYSE Group and
Euronext

Establishes market leadership position in large and growing businesses including cash equities, derivatives and futures, listings, bonds and market data

Brings together two industry leaders that share a common vision for the future and embrace the opportunity to execute a transformative transaction for the benefit of all stakeholders

Transaction offers potential to drive significant operating leverage, synergies, and growth, led by combined management team with proven integration capabilities

Compatibility of existing platforms provides opportunity to lead through best-
in-class, highly efficient technology

Reduce operating costs while enhancing reputation for scalability, reliability and speed

Compelling and Transformative Strategic Combination

Global reach will create new growth opportunities

Listings

Trading

Market Data

Other

NYSE Euronext will deliver superior customer choice

Cover more time zones than any other exchange group, in two of the world’s main currencies

Serve the world’s largest investor base in equities, bonds, and derivatives, including futures and options

World’s largest pool of liquidity will be beneficial to issuers and investors around the world

Significant Value Creation for Stakeholders

NYSE Euronext Leadership

NYSE Euronext will create the first truly global securities exchange

Executive offices will be NYSE Group’s current headquarters

Headquarters for European businesses will be Euronext’s headquarters

Board will be comprised of 20 directors

11 directors from NYSE Group; 9 directors designated by Euronext

Chairman will be Euronext’s current Supervisory Board Chairman

Deputy Chairman will be NYSE’s current Chairman

Management of NYSE Euronext

NYSE Group CEO will be CEO of NYSE Euronext

Euronext CEO will be Deputy CEO of NYSE Euronext

Management committee, with equal participation from NYSE Group and
Euronext, will manage day-to-day operations

Key NYSE Euronext Transaction Terms

Formation of a new Delaware holding company named “NYSE Euronext”

Each share of NYSE Group converted into one share of NYSE Euronext

Each Euronext share will be exchanged for 0.980 shares of NYSE Euronext and € 21.32 in cash

Transaction based on fixed exchange ratio of 1.4000 shares of NYSE
Euronext for each Euronext share with 30% of aggregate consideration paid in cash 1

Euronext will be allowed to pay its ordinary dividend and extraordinary distribution of € 1 per share and € 3 per share, respectively

NYSE Euronext will be listed on both the New York Stock Exchange and
Euronext Paris, and will be traded in the local currency

Embrace cooperative multi-lateral regulation

Each of NYSE Euronext’s markets will continue to be regulated in accordance with applicable local requirements

1.

Based on market price of NYSE Group common stock of $64.50 on 5/19/06

Domestic
International
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
1.3
3.3
8.0
14.3
$9.3
$6.8
$4.6
$2.7
NYSE Euronext
London Stock Exchange
Tokyo Stock Exchange
Nasdaq
Deutsche Borse

NYSE Group

World’s Largest Cash Equities Marketplace

1. NYSE international figure excludes domestic companies listed on Euronext, and Euronext international figure excludes domestic and foreign companies listed on the NYSE

Source: World Federation of Exchanges, Reuters, Bloomberg and NYSE Group as of April 30, 2006

NYSE Euronext Listed Companies will have a Market Capitalization of $26.9 tn 1

$ tn

NYSE

$26.9

Euronext

Broad Product Offering with Global Reach

Cash Trading

US Cash Equities

European Cash Equities

US ETFs / European
ETFs

Warrants

US Trading Licenses

US Fixed Income

European Fixed Income

Clearing

Derivatives

US Options

UK Options

European Options

International Futures &
Derivatives

Interest Rates

Equity Indices

Single Stock Futures

Commodities

Market Data

& Indices

US Market Data

International Market Data

Proprietary Data Products

US Indices

European Indices

Listings

US Listings

NYSE

NYSE Arca

European Listings

International Listings

Trading Software

GL Trade – trading systems

AEMS – Exchange trading
systems and other
Institutional offerings

NYSE

Euronext

100%
0%
12%
9%
9%
19%
13%
2%
35%
7%
17%
3%
10%
36%
27%
10%
12%
5%
12%
12%
17%
32%
NYSE Group
Euronext
Pro-Forma
Cash Trading
Derivatives
Market Data
Listing Fees
Regulatory
Sale of Software and Data Processing
Other

NYSE Group

Revenue Diversified by Product and Geography

1. Revenues are net of section 31 fees and reflect NYSE Group pro forma results for Q1 2006

2. Euronext revenues are converted to U.S. dollars using an exchange rate of 1€ to $1.2798

$453.1mm 1

$343.1mm 2

$796.2mm 1

57%

43%

100%

(Q1 2006 Revenue)

Over $375mm in Revenue & Expense Synergies Have
Been Identified 1

Cash Trading

Derivatives

Listings

IT

Clearing

1 – 3 Years

$100

Revenue
Synergies

$375

Total

1 – 3 Years

Phase-in
Period

Technology

Market Data

Listings

Common Functions

$275

Expense
Synergies

Targeted Areas for Synergies

Run-rate
Pre-tax
Synergies

$MM

1.

Incremental to synergies already identified in connection with integration of NYSE and Archipelago

Validated through a series of comprehensive due diligence meetings

A Truly Global Marketplace